Penn Capital Special Situations Small Cap Equity Fund

Schedule of Investments
May 31, 2022 (Unaudited)

	Number of
Common Stocks: 93.6%	Shares	Value
Aerospace & Defense: 2.9%
Spirit AeroSystems Holdings, Inc. - Class A	8,216	$258,147
Triumph Group, Inc.*	12,542	191,892
		450,039
Auto Components: 2.0%
American Axle & Manufacturing Holdings, Inc.*	38,113	309,096
Banks: 9.7%
Ameris Bancorp	4,668	212,814
Cadence Bank	6,494	173,584
FB Financial Corp.	5,838	245,313
First BanCorp	19,075	284,790
Metropolitan Bank Holding Corp.*	2,162	166,971
Pinnacle Financial Partners, Inc.	2,048	166,748
South State Corp.	3,068	247,956
		1,498,176
Biotechnology: 1.3%
Halozyme Therapeutics, Inc.*	4,527	208,151
Capital Markets: 0.9%
Focus Financial Partners, Inc. - Class A*	3,540	133,458
Chemicals: 3.0%
Avient Corp.	4,583	225,484
Livent Corp.*	7,690	244,465
		469,949
Commercial Services & Supplies: 2.8%
Steelcase, Inc. - Class A	21,765	266,839
Viad Corp.*	5,475	164,907
		431,746
Containers & Packaging: 1.4%
O-I Glass, Inc.*	13,198	217,107
Electronic Equipment, Instruments & Components: 0.6%
Ouster, Inc.*	41,148	90,526
Energy Equipment & Services: 6.2%
ChampionX Corp.	6,022	140,132
Patterson-UTI Energy, Inc.	17,256	329,245
Weatherford International PLC*	14,560	492,710
		962,087
Food & Staples Retailing: 1.6%
Performance Food Group Co.*	5,682	246,258
Health Care Equipment & Supplies: 5.9%
Alphatec Holdings, Inc.*	23,018	176,778
Artivion, Inc.*	8,680	169,781
CONMED Corp.	1,875	218,044
Lantheus Holdings, Inc.*	3,102	212,549
SI-BONE, Inc.*	8,995	134,475
		911,627
Health Care Providers & Services: 6.3%
Acadia Healthcare Co., Inc.*	3,143	223,687
Community Health Systems, Inc.*	31,658	165,888
ModivCare, Inc.*	1,523	145,340
Option Care Health, Inc.*	7,479	227,063
R1 RCM, Inc.*	10,019	215,108
		977,086
Hotels, Restaurants & Leisure: 10.1%
Bally's Corp.*	8,796	229,928
Bloomin' Brands, Inc.	9,171	193,600
Boyd Gaming Corp.	3,346	196,644
Golden Entertainment, Inc.*	6,906	326,516
Papa John's International, Inc.	1,600	140,816
Planet Fitness, Inc. - Class A*	3,347	235,528
SeaWorld Entertainment, Inc.*	4,613	249,932
		1,572,964
IT Services: 1.4%
Sabre Corp.*	29,126	218,736
Machinery: 3.4%
Chart Industries, Inc.*	1,839	323,443
Hillman Solutions Corp.*	18,351	209,385
		532,828
Marine: 1.0%
Kirby Corp.*	2,196	148,296
Media: 6.6%
Clear Channel Outdoor Holdings, Inc.*	73,271	115,768
EW Scripps Co. - Class A*	16,134	256,047
Gray Television, Inc.	16,154	318,557
Nexstar Media Group, Inc. - Class A	1,868	327,311
		1,017,683
Metals & Mining: 3.3%
Carpenter Technology Corp.	5,456	192,215
Century Aluminum Co.*	8,051	95,002
Kaiser Aluminum Corp.	2,198	224,569
		511,786
Oil, Gas & Consumable Fuels: 7.2%
California Resources Corp.	5,885	256,998
Northern Oil and Gas, Inc.	8,573	280,251
PDC Energy, Inc.	4,314	341,410
Talos Energy, Inc.*	10,616	229,306
		1,107,965
Professional Services: 0.6%
Upwork, Inc.*	4,944	90,228
Semiconductors & Semiconductor Equipment: 5.5%
Kulicke & Soffa Industries, Inc.	5,470	296,310
Rambus, Inc.*	9,505	238,576
Silicon Motion Technology Corp. ADR	3,504	316,446
		851,332
Software: 1.7%
Digital Turbine, Inc.*	3,304	84,021
Rapid7, Inc.*	2,457	174,127
		258,148
Specialty Retail: 2.1%
Caleres, Inc.	6,596	187,722
Five Below, Inc.*	996	130,068
		317,790
Technology Hardware, Storage & Peripherals: 1.3%
Pure Storage, Inc. - Class A*	8,414	199,664
Trading Companies & Distributors: 3.7%
H&E Equipment Services, Inc.	8,514	303,524
NOW, Inc.*	24,944	275,382
		578,906
Wireless Telecommunication Services: 1.1%
Gogo, Inc.*	8,388	169,941
Total Common Stocks (cost $12,680,362)		14,481,573

Equity Real Estate Investment Trusts (REITs): 3.8%
Essential Properties Realty Trust, Inc.	7,043	161,144
Pebblebrook Hotel Trust	7,383	166,191
Ryman Hospitality Properties, Inc.*	2,922	260,906
		588,241
Total REITS (cost $510,937)		588,241

Short-Term Investments: 2.0%
U.S. Bank Money Market Deposit Account, 0.500%(a)	305,673	305,673
Total Short-Term Investments (cost $305,673)		305,673

Total Investments - 99.4% (cost $13,496,972)		15,375,487
Other Assets and Liabilities 0.6%		90,837
Net Assets: 100.0%		$15,466,324

Percentages are stated as a percent of net assets.
*	Non-income producing security.
(a)	The rate shown is as of May 31, 2022.
ADR	American Depositary Receipt

Country Exposure (as a percentage of total investments)
United States		93.1%
Ireland		3.1%
Cayman Islands		2.0%
Puerto Rico		1.8%

The accompanying notes are an integral part of the schedule of investments.

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of May 31, 2022, in valuing the Fund’s investments:

Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$14,481,573	-	-	$14,481,573
Real Estate Investment Trusts (REITs)	588,241	-	-	588,241
Short-Term Investments	305,673	-	-	305,673
Total Investments in Securities	$15,375,487	$-	$-	$15,375,487

(a) All other industry classifications are identified in the Schedule of Investments for the Fund.